SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): June 14, 2002

                         NATIONAL GOLF PROPERTIES, INC.

               (Exact Name of Registrant as Specified in Charter)

                                    Maryland

                 (State or Other Jurisdiction of Incorporation)

             1-12246                                 95-4549193

       (Commission File Number)               (IRS Employer Identification No.)


             2951 28th Street, Suite 3001                  90405
               Santa Monica, California

       (Address of Principal Executive Offices)         (Zip Code)


       Registrant's telephone number, including area code: (310) 664-4100


                                 Not Applicable

          (Former Name or Former Address, If Changed Since Last Report)



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ITEM 5.  OTHER EVENTS


                  On June 14, 2002, the Registrant entered into a fifth amendment and extension of forbearance agreement with certain of its lenders on account of defaults under its unsecured credit facility. The fifth amendment and extension of forbearance agreement is attached as Exhibit 10.1 hereto and is hereby incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS


         (a)   Financial Statements.

         Not applicable.

         (b)   Pro Forma Financial Information.

         Not applicable.

          (c)   Exhibits.

         Exhibit 10.1 Fifth Amendment and Extension of Forbearance Agreement, dated as of June 14, 2002, among the Registrant, National Golf Operating Partnership, L.P., Bank One, NA and the lenders identified therein


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 18, 2002                              NATIONAL GOLF PROPERTIES, INC.
                                                             (Registrant)





                                             By: /s/ Neil M. Miller
                                                 ------------------------
                                                 Neil M. Miller
                                                 Chief Financial Officer



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                                  EXHIBIT INDEX



      EXHIBIT NO.       DOCUMENT DESCRIPTION

      10.1 Fifth Amendment and Extension of Forbearance Agreement, dated as of June 14, 2002, among the Registrant, National Golf Operating Partnership, L.P., Bank One, NA and the lenders identified therein